Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

PATRICIA VIOLINI,
Case No.:
Plaintiff,

v.	JURY TRIAL DEMANDED

TILRAY, INC., BRENDAN KENNEDY, CHRISTINE ST.CLARE, REBEKAH DOPP, MICHAEL AUERBACH, and SOREN SCHRODER,	COMPLAINT FOR VIOLATIONS OF FEDERAL SECURITIES LAWS
Defendants.

Plaintiff, by her undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to herself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

BACKGROUND

1. This action concerns a proposed transaction (“Proposed Transaction”) announced on December 16, 2020, pursuant to which Tilray, Inc. (“Tilray” or the “Company”) will merge with Aphria Inc. (“Aphria”).

2. On December 15, 2020, Tilray’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an arrangement agreement (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each share of Aphria common stock will be converted into approximately 0.8381 shares of Tilray common stock (the “Merger Consideration”). Upon closing of the Proposed Transaction, stockholders of Aphria will own approximately 62% of the outstanding common stock of Tilray, while stockholders of Tilray are expected to own approximately 38% of Tilray.

3. On March 12, 2021, in order to convince Tilray’s shareholders to vote in favor of the Proposed Transaction, Defendants filed a materially incomplete and misleading preliminary proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”).

4. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, Plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with Proxy Statement.

5. In addition, a special meeting of Tilray stockholders will be held on April 16, 2021 to vote on the Proposed Transaction (the “Stockholder Vote”). It is therefore imperative that the material information that has been omitted from the Proxy Statement is disclosed prior to the Stockholder Vote so Tilray stockholders can properly exercise their corporate voting rights and make an informed decision on whether to vote in favor of the merger.

JURISDICTION & VENUE

6. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act and 28 U.S.C. §1331 because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

7. This Court has jurisdiction over Defendants because each defendant is either a corporation that conducts business in this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

8. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because, among other things: (a) the conduct at issue will have an effect in this District; (b) a substantial portion of the transactions and wrongs complained of herein, occurred in this District; and (c) certain Defendants have received substantial compensation in this District by doing business here and engaging in numerous activities that had an effect in this District. Additionally, the Company’s common stock trades on the NASDAQ, which is headquartered in this District.

THE PARTIES

9. Plaintiff is, and has been continuously throughout all times relevant hereto, a Tilray shareholder.

10. Defendant Tilray is a Delaware corporation and a party to the Merger Agreement. Tilray shares are traded on the NASDAQ under the ticker symbol “TLRY.”

11. Defendant Brendan Kennedy is President, Chief Executive Officer, and a director of the Company.

12. Defendant Christine St. Clare is a director of the Company.

13. Defendant Rebekah Dopp is a director of the Company.

14. Defendant Michael Auerbach is a director of the Company.

15. Defendant Soren Schroder is a director of the Company.

FACTS

16. Tilray supplies high-quality medical cannabis products to tens of thousands of patients in fifteen countries spanning five continents across the world through Tilray’s Subsidiaries in Australia, Canada, Germany, Latin America and Portugal and through agreements with established pharmaceutical distributors. Tilray cultivates medical and adult-use cannabis in Canada and medical cannabis in Europe.

17. Aphria is a leading global cannabis-lifestyle consumer packaged goods company, with operations in Canada, the United States, Europe and Latin America. Aphria cultivates, processes, markets and sells medical and adult-use cannabis, cannabis-derived extracts and derivative cannabis products in Canada under the provisions of the Cannabis Act and globally pursuant to applicable international regulations. Aphria, through its SweetWater subsidiary, also manufactures, markets and sells alcoholic beverages in the United States.

18. On December 15, 2020, Tilray’s Board caused the Company to enter into the Merger Agreement.

19. The Merger Agreement provides that Tilray will merge with and into Aphria with Aphria surviving as a wholly owned subsidiary of Tilray.

20. At the Effective Time (as defined in the Merger Agreement), and as a result of the Merger:

[E]ach Aphria Share outstanding immediately prior to the Effective Time (other than Dissenting Shares held by Aphria Dissenting Shareholders who are ultimately determined to be entitled to be paid the fair value of their Dissenting Shares as determined in accordance with Article 4), shall be, and shall be deemed to be, transferred by the holder thereof to Tilray (free and clear of all Liens) in exchange for issuance of the Share Consideration.

21. The Merger Consideration is unfair because, among other things, the intrinsic value of the Company is in excess of the amount the Company’s stockholders will receive in connection with the Proposed Transaction.

22. It is therefore imperative that the Company shareholders receive the material information that Defendants have omitted from the Proxy Statement so that they can meaningfully assess whether the Proposed Transaction is in their best interests prior to the vote.

23. Section 5.1 of the Merger Agreement has a “non-solicitation” clause that prevents

Tilray from soliciting alternative proposals and constraints its ability to negotiate with potential buyers:

Section 5.1 Non-Solicitation

From the date hereof until the date that this Agreement is terminated pursuant to Article 7, except as expressly provided in this Article 5, neither Party shall, directly or indirectly, do or authorize or permit any of its Representatives to do, any of the following:(a) solicit, initiate or knowingly encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of a Party or any Subsidiary) any Acquisition Proposal in respect of such Party or any inquiries, proposals or offers relating to any Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal in respect of such Party;(b)enter into, engage in, continue or otherwise participate in any discussions or negotiations with any person (other than the other Party hereto) regarding any Acquisition Proposal in respect of such Party or any inquiries, proposals or offers relating to any Acquisition Proposal or that could reasonably be expected to constitute or lead to an Acquisition Proposal in respect of such Party;(c)make a Change in Recommendation;(d)accept, approve, endorse or recommend, execute or enter into, or publicly propose to accept, approve, execute or enter into, any letter of intent, agreement in principle, agreement, arrangement, offer or understanding in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement contemplated under Section 5.3(1)).

24. In addition, Section 7.3 of the Merger Agreement requires Tilray to pay up to a $65,000,000 “termination fee” in the event this agreement is terminated by Tilray and improperly constrains the Company from obtaining a superior offer. Such a termination fee is excessive and unduly restrictive to Tilray’s ability to consider other offers.

25. Defendants filed the Proxy Statement with the SEC in connection with the Proposed Transaction.

26. As alleged herein, the Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading.

27. First, the Proxy Statement omits material information regarding Tilray’s, Aphria’s, and the pro forma company’s financial projections.

28. With respect to Tilray’s financial projections, the Proxy Statement fails to disclose all line items used to calculate net revenue, gross profit, adjusted EBITDA, EBIT, unlevered free cash flow (calculated by Cowen), and unlevered free cash flow (calculated by Imperial). The Proxy Statement also fails to disclose a reconciliation of all non-GAAP to GAAP metrics.

29. With respect to Aphria’s financial projections, the Proxy Statement fails to disclose all line items used to calculate net revenue, gross profit, adjusted EBITDA excluding NCI, non-GAAP gross profit, EBIT, and unlevered free cash flow. The Proxy Statement also fails to disclose a reconciliation of all non-GAAP to GAAP metrics.

30. With respect to the pro forma company’s financial projections, the Proxy Statement fails to disclose all line items used to calculate non-GAAP gross profit, adjusted EBITDA, and unlevered free cash flow. The Proxy Statement also fails to disclose a reconciliation of all non-GAAP to GAAP metrics.

31. The disclosure of projected financial information is material information necessary for stockholders to gain an understanding of the basis for any projections as to the future financial performance of the combined company. In addition, this information is material and necessary for stockholders to understand the financial analyses performed by the companies’ financial advisors rendered in support of any fairness opinion.

32. Second, the Proxy Statement omits material information regarding the analyses performed by the Company’s financial advisors Cowen and Company, LLC (“Cowen”) and Imperial Capital, LLC (“Imperial”) and Aphria’s financial advisor Jefferies LLC (“Jefferies”) in connection with the Proposed Transaction.

33. With respect to Cowen’s Analysis of Selected Publicly-Traded Companies, the Proxy Statement fails to include the individual metrics for each company observed. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

34. With respect to Cowen’s Tilray Discounted Cash Flow Analysis, the Proxy Statement fails to include: (i) the terminal value of Tilray at December 31, 2023, (ii) the individual inputs and assumptions underlying the range of discount rates of 10.0% to 12.0%, (iii) Tilray’s estimated weighted average cost of capital (“WACC”), and (iv) Cowen’s full basis for applying an adjusted EBITDA multiples range of 15.0x to 20.0x. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

35. With respect to Cowen’s Aphria Discounted Cash Flow Analysis Based on Aphria Management Projections, the Proxy Statement fails to include: (i) the terminal value of Aphria at May 31, 2024, (ii) the individual inputs and assumptions underlying the range of discount rates of 8.5% to 10.5%, (iii) Aphria’s estimated WACC, and (iv) Cowen’s full basis for applying an adjusted EBITDA multiples range of 15.0x to 20.0x. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

36. With respect to Cowen’s Aphria Discounted Cash Flow Analysis Based on Aphria Management Projections as Adjusted by Tilray Management, the Proxy Statement fails to include: (i) the terminal value of Aphria at May 31, 2024, (ii) the individual inputs and assumptions underlying the range of discount rates of 8.5% to 10.5%, (iii) Aphria’s estimated WACC, and (iv) Cowen’s full basis for applying an adjusted EBITDA multiples range of 15.0x to 20.0x. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

37. With respect to Imperial’s Comparable Companies Analysis, the Proxy Statement fails to include the individual metrics for each company observed. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

38. With respect to Imperial’s Precedent Transactions Analysis, the Proxy Statement fails to include the individual metrics for each transaction observed. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

39. With respect to Imperial’s Discounted Cash Flow Analysis, the Proxy Statement fails to include: (i) estimated terminal values for Tilray and Aphria, (ii) Imperial’s full basis for applying TEV/EBITDA multiples of 20x to 22x for Tilray and 18x to 20x for Aphria and a range of perpetuity growth rates of 8.5% to 9.5% to the free cash flow, (iii) the individual inputs and assumptions underlying the discount rate of 12.5%, and (iv) WACC for Tilray and Aphria. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

40. With respect to Jefferies’ Discounted Cash Flow Analysis of Aphria Stand-Alone, and of Aphria Shareholders’ Share of the Combined Company at the Exchange Ratio Analysis, the Proxy Statement fails to include: (i) the individual inputs and assumptions underlying the range of discount rates of 10.0% to 12.0% and 9.8% to 11.8%, (ii) Aphria’s and the combined company’s estimated WACC, (iii) the range of Aphria’s terminal year values, (iii) Jefferies’ full basis for applying exit multiples ranging from 10.5x to 14.5x, and (iv) estimates of the tax benefits from non-capital loss carry forward as provided by Aphria management. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

41. With respect to Jefferies’ Discounted Cash Flow Analyses of Tilray Stand-Alone and Tilray Including Synergies, the Proxy Statement fails to include: (i) the individual inputs and assumptions underlying the range of discount rates of 10.0% to 12.0% and 9.8% to 11.8%, (ii) Tilray’s and the combined company’s estimated WACC, (iii) the range of Tilray’s terminal year values, (iii) Jefferies’ full basis for applying exit multiples ranging from 10.5x to 14.5x, and (iv) estimates of the tax benefits from non-capital loss carry forward as provided by Tilray management. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

42. With respect to Jefferies’ Selected Public Companies Analysis, the Proxy Statement fails to include the individual metrics for each company observed. This information must be disclosed to make the Proxy Statement not materially misleading to Tilray stockholders and provide stockholders with full and relevant information in considering how to vote.

43. The omission of the above-referenced material information renders the Proxy false and misleading.

44. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders.

CLAIMS FOR RELIEF

COUNT I

(AGAINST ALL DEFENDANTS FOR VIOLATIONS OF SECTION 14(a) OF THE

EXCHANGE ACT AND RULE 14a-9 PROMULGATED THEREUNDER)

45. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

46. Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, requires that proxy communications with stockholders shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9.

47. Defendants issued the Proxy with the intention of soliciting stockholder support for the Proposed Transaction. Each of the Defendants reviewed and authorized the dissemination of the Proxy and the use of their name in the Proxy, which fails to provide critical information regarding, among other things, the financial projections that were prepared by the Company and relied upon by the Board in recommending the Company’s stockholders vote in favor of the Proposed Transaction.

48. In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. By virtue of their roles as officers and/or directors, each of the Individual Defendants were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Proxy, but nonetheless failed to obtain and disclose such information to stockholders as required.

49. The preparation of a Proxy by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. Defendants were negligent in preparing and reviewing the Proxy. Defendants were also negligent in choosing to omit material information from the Proxy or failing to notice the material omissions in the Proxy upon reviewing it, which they were required to do carefully.

50. The misrepresentations and omissions in the Proxy are material to Plaintiff, who will be deprived of her right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction. Plaintiff has no adequate remedy at law.

COUNT II

(AGAINST THE INDIVIDUAL DEFENDANTS FOR VIOLATIONS OF

SECTION 20(a) OF THE EXCHANGE ACT)

51. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

52. The Individual Defendants acted as controlling persons of the Company within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as directors of the Company, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Proxy filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading.

53. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

54. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The omitted information identified above was reviewed by the Board prior to voting on the Proposed Transaction. The Proxy at issue contains the unanimous recommendation of the Board to approve the Proposed Transaction. The Individual Defendants were thus directly involved in the making of the Proxy.

55. In addition, as the Proxy sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Proxy purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions.

56. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

57. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed.

58. Plaintiff has no adequate remedy at law.

PRAYER FOR RELIEF

WHEREFORE, Plaintiff prays for judgment and relief as follows:

A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages; C. Directing the Individual Defendants to disseminate a proxy that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder; E. Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and F. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff hereby requests a trial by jury on all issues so triable.

Dated: March 15, 2021

MOORE KUEHN, PLLC
/s/Justin Kuehn
Justin A. Kuehn Fletcher W. Moore 30 Wall Street, 8th floor New York, New York 10005 Tel: (212) 709-8245 jkuehn@moorekuehn.com fmoore@moorekuehn.com
Attorneys for Plaintiff